UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2019 (January 1, 2019)

VERITEX HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8214 Westchester Drive, Suite 800 Dallas, Texas 75225 (Address of principal executive offices)

Registrant's telephone number, including area code (972) 349-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

On January 1, 2019 (the “Closing Date”), Veritex Holdings, Inc. (“Veritex”), the parent holding company of Veritex Community Bank (“Veritex Bank”), completed the transactions contemplated by the Agreement and Plan of Reorganization, dated as of July 23, 2018 (the “Agreement”), by and among Veritex, MustMS, Inc., a wholly owned subsidiary of Veritex (“Merger Sub”), and Green Bancorp, Inc. (“Green”), the parent holding company of Green Bank, N.A. (“Green Bank”). On the Closing Date, (i) Merger Sub was merged with and into Green, with Green continuing as the surviving corporation and a wholly owned subsidiary of Veritex (the “Merger”) (the effective time of the Merger, the “Effective Time”), (ii) immediately thereafter, Green (as the surviving corporation) was merged with and into Veritex, with Veritex as the surviving corporation (together with the Merger, the “Holdco Mergers”), and (iii) immediately thereafter, Green Bank was merged with and into Veritex Bank, with Veritex Bank continuing as the surviving bank (together with the Holdco Mergers, the “Merger Transactions”). The Merger Transactions were described in the Registration Statement on Form S-4 filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 31, 2018 and amended on October 10, 2018 (the “Registration Statement”).

At the Effective Time, pursuant to the terms of the Agreement, each share of common stock, par value $0.01 per share, of Green was converted into the right to receive 0.79 shares of common stock, par value $0.01 per share, of Veritex (“Veritex Common Stock”), with cash paid in lieu of fractional shares of Veritex Common Stock (the “Merger Consideration”).

The foregoing summary of the Agreement and the Merger Transactions is not complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Veritex Directors. On January 1, 2019, the Veritex board of directors (the “Board”) received letters of resignation from April Box (who previously served on the Corporate Governance and Nominating Committee of the Board), Blake Bozman (who previously served on the Audit Committee and the Compensation Committee of the Board) and Gordon Huddleston (who previously served on the Audit Committee of the Board), in each case, effective as of the Effective Time. The foregoing resignations were accepted in order to accommodate the new directors appointed to the Board described below. in accordance with the terms of the Agreement. These resignations are not as a result of any disagreement between any such director and Veritex, its management or the Board (or any committee thereof).

Appointment of New Veritex Directors. Pursuant to the terms of the Agreement, the Board appointed certain former members of the Green board of directors to the Board, effective as of the Effective Time, to hold such office until the next annual meeting of Veritex’s shareholders, and, pursuant to the terms of the Agreement, such persons will be nominated for election at the next annual meeting of Veritex’s shareholders following the Effective Time. The names and committee designations of such directors are set forth below.

Manuel J. Mehos (age 64) - Compensation Committee
Steven D. Lerner (age 65) - Audit Committee
William D. Ellis (age 56) - Audit Committee

Each of the foregoing non-employee directors will receive the same director fees (both cash and equity) and other compensation that current non-employee Veritex directors receive. Except as described below, none of the foregoing non-employee directors has been directly or indirectly involved in any transaction, proposed transaction, or series of similar transactions with Veritex that is required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Pursuant to the terms of the Agreement, Mr. Mehos entered into a separation agreement and release with Veritex, dated July 23, 2018 and effective upon the closing of the Merger Transactions (the “Mehos Agreement”), pursuant to which Mr. Mehos' employment with Green terminated and Mr. Mehos was appointed to serve as a member of the Board, each effective as of Closing Date. In connection with Mr. Mehos' termination of employment with Green, Mr. Mehos will be entitled to receive the following severance payments and benefits, subject to non-revocation of a release of claims: (i) 2.5 times the sum of Mr. Mehos' annual base salary and target bonus for the year of termination; (ii) a bonus for the year of termination based on actual achievement as of the Closing Date, prorated based on the number of calendar days Mr. Mehos was employed during the calendar year; (iii) a cash payment equal to 2.5 times the annual Green contribution to the cost for Mr. Mehos (and if applicable, his spouse and/or dependents) to participate in Green's medical, dental and vision coverage; (iv) a cash payment of $25,000 for outplacement services; and (v) full vesting of outstanding equity awards as of the Closing Date. The Mehos Agreement also imposes non-competition and non-

solicitation of employees, customers, prospective customers, contractors or suppliers covenants for 12 months following the Closing Date.

The foregoing summary of the Mehos Agreement is not complete and is qualified in its entirety by reference to the complete text of the Mehos Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Veritex Executive Officers. Pursuant to the terms of the Agreement, the Board appointed Terry S. Earley to be the Executive Vice President and Chief Financial Officer of Veritex, with Noreen Skelly, the current Executive Vice President and Chief Financial Officer of Veritex, continuing in the role of Executive Vice President of Veritex, and the board of directors of Veritex Bank appointed Geoffrey D. Greenwade to be the Executive Vice President and Houston City President of Veritex Bank, in each case, effective as of the Effective Time.

Brief biographical descriptions for Mr. Earley and Mr. Greenwade are set forth below:

Terry S. Earley.    Mr. Earley has served as Executive Vice President and Chief Financial Officer of Green since March 27, 2017 and as Executive Vice President and Chief Financial Officer of Green Bank since July 19, 2017. From December 2011 to March 2017, Mr. Early served as Executive Vice President and Chief Financial Officer of Yadkin Financial Corporation and its predecessors. Prior to that, Mr. Earley served as President and Chief Executive Officer of Rocky Mountain Bank and Rocky Mountain Capital, located in Jackson, Wyoming, in 2010, and as Chief Financial Officer of Bancorp of the Southeast, LLC, located in Ponte Vedra, Florida, in 2009. Before that, Mr. Earley served as Chief Financial Officer and Chief Operating Officer of RBC Bank (USA), which he joined in 1992. Mr. Earley is a Certified Public Accountant and received his bachelor's degree in business administration with a concentration in accounting from the University of North Carolina at Chapel Hill.

Geoffrey D. Greenwade. Mr. Greenwade has served as the President of Green since 2013. From 2008 to 2013, Mr. Greenwade served as Executive Vice President of Green. Prior to joining Green in 2008, Mr. Greenwade served as regional Manager of the Business Banking Department and Executive Vice President of the Commercial Banking Department of Wells Fargo. He has also served as Market President, Lending Manager and Commercial Loan Officer of Bank of America. Mr. Greenwade received his M.B.A. from Baylor University and his B.B.A. in Finance from Texas A&M University.

Except as described below, Mr. Earley and Mr. Greenwade have not been directly or indirectly involved in any transaction, proposed transaction, or series of similar transactions with Veritex required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Pursuant to the terms of the Agreement, Mr. Earley entered into an executive employment agreement with Veritex, dated July 23, 2018 and effective upon the Closing Date (the “Earley Agreement”). The Earley Agreement provides for an indefinite term of employment following the Closing Date, an annual base salary equal to $400,000, a target annual bonus and a long term incentive equity grant opportunity each equal to 40% of base salary, reimbursement of rent expenses up to $2,000 per month and reasonable out-of-pocket airfare costs for up to two roundtrips per month between Dallas, Texas and Raleigh, North Carolina for the first 36 months following the Closing Date, reimbursement of certain moving expenses in connection with Mr. Earley's relocation from Houston to Dallas, Texas, reimbursement for reasonable business expenses in accordance with Veritex policies and eligibility to participate in Veritex's employee benefit plans and programs.

The Earley Agreement also provides for a special grant of 45,000 restricted stock units (“RSUs”) as soon as reasonably practicable following the Closing Date, of which one-third will vest on each of the first, second and third anniversaries of the Closing Date. Unvested RSUs will vest immediately upon (i) a change in control or (ii) an involuntary termination, defined as termination by Veritex without Cause or a resignation by Mr. Earley for Good Reason (each as defined in the Earley Agreement).

The Earley Agreement provides for certain severance payments and benefits upon any involuntary termination. The amount of the severance payments and benefits depends on whether the involuntary termination occurs either within or outside the period (the “CIC Protection Period”) commencing on the earlier to occur of (i) execution of an acquisition agreement contemplating a change in control and (ii) consummation of a change in control, and ending 18 months following a consummation of such change in control.

Upon an involuntary termination that does not occur within the CIC Protection Period, Mr. Earley will be entitled to receive the following severance payments and benefits, subject to execution and non-revocation of a release of claims: (i) 12 months' base salary continuation; (ii) an amount equal to target annual bonus for the year of termination, prorated based on the number of days Mr. Earley was employed during the calendar year; and (iii) an amount equal to the annual cash bonus and annual long term incentive equity grant, if any, that is earned but unpaid for the year preceding the year in which the termination occurs, which we refer to collectively as the base severance benefits.

Upon an involuntary termination that occurs within the CIC Protection Period, Mr. Earley will be entitled to receive the following severance payments and benefits, subject to execution and non-revocation of a release of claims: (a) an amount equal to 2.5 times the sum of Mr. Earley's annual base salary, target annual bonus and target annual long term incentive equity grant for the year of termination, which is referred to as his severance payment; (b) an amount equal to the sum of target annual bonus and target annual long term incentive equity grant for the year of termination, prorated based on the number of calendar days Mr. Earley was employed during the calendar year; (c) an amount equal to 2.5 times the annual Veritex contribution to the cost for Mr. Earley (and if applicable, his spouse and/or dependents) to participate in Veritex's medical, dental and vision coverage; and (d) up to $25,000 of outplacement services.

The Earley Agreement also imposes non-competition and non-solicitation of employees, independent contractors, customers, prospective customers, contractors or suppliers covenants for 12 months following termination.

The foregoing summary of the Earley Agreement is not complete and is qualified in its entirety by reference to the complete text of the Earley Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Pursuant to the terms of the Agreement, Mr. Greenwade entered into an employment agreement with Veritex, dated July 23, 2018 and effective upon the Closing Date (the “Greenwade Agreement”). The Greenwade Agreement provides for a two-year term of employment following the Closing Date, an annual base salary equal to $425,000, a target annual bonus opportunity equal to 30% of base salary, reimbursement of club membership dues of up to $700 per month, reimbursement for reasonable business expenses in accordance with Veritex policies and eligibility to participate in Veritex's employee benefit plans and programs.

The Greenwade Agreement provides that upon an involuntary termination prior to expiration of the two-year term, Mr. Greenwade will be entitled to receive the following severance payments and benefits, subject to execution and non-revocation of a release of claims: (i) 12 months' base salary continuation; (ii) an amount equal to target annual bonus for the year of termination, prorated based on the number of days Mr. Greenwade was employed during the calendar year; and (iii) an amount equal to the annual cash bonus, if any, that is earned but unpaid for the year preceding the year in which the termination occurs.

The Greenwade Agreement also imposes non-competition and non-solicitation of employees, independent contractors, customers, prospective customers, contractors or suppliers covenants for 12 months following termination.

Pursuant to the Greenwade Agreement, Mr. Greenwade became entitled to receive payments pursuant to the Green Change in Control Severance Plan (calculated as if the severance event occurred on the Closing Date) upon the Closing Date consisting of (i) cash payments equal to 2.5 times the sum of his annual base salary and target bonus for the year of termination, (ii) a bonus for the year of termination based on actual achievement as of the Closing Date, prorated based on the number of calendar days he was employed during the calendar year, (iii) a cash payment equal to 2.5 times the annual Green contribution to the cost for Mr. Greenwade and his dependents to participate in Green's medical, dental and vision coverage; and (iv) up to $25,000 of outplacement services.

The foregoing summary of the Greenwade Agreement is not complete and is qualified in its entirety by reference to the complete text of the Greenwade Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On January 1, 2019, Veritex issued a press release announcing the consummation of the Merger Transactions. A copy of the press release is attached as Exhibit 99.1 hereto.

This information in this Item 7.01 and in Exhibit 99.1 hereto is being furnished, and shall not be deemed to be “filed,” with the SEC. The information in Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01    Financial Statements and Exhibits.

(a) Financial statements of the businesses acquired.

(i)    The audited consolidated statements of financial condition of Green as of December 31, 2017 and 2016, and the related audited consolidated statements of income (loss), comprehensive income (loss), changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2017, and the related notes and report of the independent auditor thereto, are incorporated herein by reference to the Registration Statement as well as to Veritex’s Current Report on Form 8-K filed on October 12, 2018.

(ii)    The unaudited condensed consolidated balance sheet of Green as of June 30, 2018, and the related unaudited condensed consolidated statements of income and comprehensive income for the three and six months ended June 30, 2018 and 2017 and the changes in shareholders’ equity and cash flows for the six months ended June 30, 2018 and 2017, and related notes thereto, and the related notes thereto, are incorporated herein by reference to the Registration Statement as well as to Veritex’s Current Report on Form 8-K filed on October 12, 2018.

(b) Pro forma financial information.

(i)    The unaudited pro forma condensed combined balance sheet as of June 30, 2018, and the unaudited pro forma condensed combined statements of income for the six months ended June 30, 2018 and the year ended December 31, 2017, giving effect to the Merger Transactions, are incorporated herein by reference to the Registration Statement as well as to Veritex’s Current Report on Form 8-K filed on October 12, 2018.

(d) Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Reorganization, dated as of July 23, 2018, by and among Veritex Holdings, Inc., MustMS, Inc. and Green Bancorp, Inc. (incorporated herein by reference to Annex A to the Registration Statement on Form S-4 filed by Veritex Holdings, Inc. on August 31, 2018 (File No. 333-227161)).

10.1	Separation Agreement and Release, dated as of July 23, 2018, by and among Veritex Community Bank, Veritex Holdings Inc. and Manuel J. Mehos.
10.2	Executive Employment Agreement, dated as of July 23, 2018, by and among Veritex Community Bank, Veritex Holdings Inc. and Terry S. Earley.
10.3	Executive Employment Agreement, dated as of July 23, 2018, by and among Veritex Community Bank, Veritex Holdings Inc. and Geoffrey D. Greenwade.
99.1	Press Release issued by Veritex Holdings, Inc. on January 1, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer

Date: January 2, 2019